FARM BUREAU LIFE INSURANCE COMPANY

Farm Bureau Life Annuity Account

Supplement Dated September 2, 2013

to the

Prospectus for the Individual Flexible Premium Deferred Variable Annuity Contract

(dated May 1, 2013)

This supplement updates certain information about the flexible premium deferred variable annuity contract (the “Contract”) included in the above referenced prospectus.  Please read this supplement carefully and retain it with your Contract prospectus for future reference.

Effective October 1, 2013, we will no longer waive the annual administrative charge for Owners whose initial premium payment or Accumulated Value on the most recent Contract Anniversary is $100,000 or greater.  In addition, effective October 1, 2013, our prior approval may be required for premium payments greater than $250,000 and we may otherwise limit or restrict the amount of any premium payment as we deem appropriate.  In that regard, we are modifying the sections of the prospectus noted below.

On page 5 of the prospectus, footnote (3) pertaining to the annual administrative charge in the section entitled, “FEE TABLES — Periodic Charges,” is replaced in its entirety with the following:

(3) We deduct an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date.

On page 8 of the prospectus, the fourth sentence in the section entitled “SUMMARY OF THE CONTRACT—Premiums” is replaced in its entirety with the following:

Premium payments greater than $250,000 are subject to Company approval.  We reserve the right to limit or restrict the amount of a premium payment as we deem appropriate.

On page 10 of the prospectus, in the section entitled, “SUMMARY OF THE CONTRACT — CHARGES AND DEDUCTIONS,” the following paragraph is amended to read as follows:

Annual Administrative Charge.  We deduct an annual administrative charge of $30, on the Contract Date and on each Contract Anniversary prior to the Retirement Date (see “CHARGES AND DEDUCTIONS — Annual Administrative Charge”).

On page 20 of the prospectus, the fourth sentence in the first paragraph in the section entitled “DESCRIPTION OF ANNUITY CONTRACT —Premiums” is replaced in its entirety with the following:

Premium payments greater than $250,000 are subject to Company approval.  We reserve the right to limit or restrict the amount of a premium payment as we deem appropriate.

On page 37 of the prospectus, the section entitled “CHARGES AND DEDUCTIONS — Annual Administrative Charge” is replaced in its entirety with the following:

We currently apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date.  We deduct this charge from your Cash Value and use it to reimburse us for administrative expenses relating to your Contract.  We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount’s value bears to the total Cash Value. We do not assess this charge during the annuity payment period.

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If you have any questions regarding this supplement, please contact the Company at 1-800-247-4170 or contact your registered representative.